                                                                                                                 EXHIBIT 99.1
                                                  CERTIFICATION PURSUANT TO
                                                   18 U.S.C. SECTION 1350,
                                                   AS ADOPTED PURSUANT TO
                                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Navistar  International  Corporation  (the "Company") on Form 10-Q for the period ended April 30, 2003 as filed with the Securities and Exchange  Commission (the "SEC") on the date hereof (the "Report"),  I,
Daniel C. Ustian,  Chief Executive  Officer of the Company,  certify,  pursuant to 18 U.S.C. § 1350, as adopted pursuant to §
906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934;
         and

(2)      The information  contained in the Report fairly  presents,  in all material  respects,  the financial  condition and result of operations of the Company.

A signed original of this written statement  required by Section 906 of the  Sarbanes-Oxley  Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Daniel C. Ustian
Daniel C. Ustian
Chief Executive Officer
June 13, 2003

This  certification  accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise  subject to the liability of that  section.  This  certification  shall also not be deemed to be  incorporated  by reference  into any filing under the Securities Act of 1933, as amended, or the Securities  Exchange Act of 1934, as amended,  except to the extent that the Company specifically incorporates it by reference.

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